RightStart.com Inc.


                         SECURED BRIDGE NOTE AND WARRANT
                               PURCHASE AGREEMENT

            THIS  SECURED  BRIDGE  NOTE AND  WARRANT  PURCHASE  AGREEMENT  (this
"Agreement") is made as of the 18th day of April 2000, by and among RightStart.com Inc., a Delaware corporation (the "Company") and Fred Kayne, Richard Kayne and Palomar Ventures I, L.P. (the "Investors").

            THE PARTIES HEREBY AGREE AS FOLLOWS:

1.    PURCHASE AND SALE OF SECURITIES.

1.1   Sale and Issuance of Securities.

            Subject to the terms and conditions of this Agreement, the Investors agree to purchase the Company's 10% Secured Bridge Notes (the "Bridge Notes") in the aggregate principal amount of $3,000,000 and warrants ("Bridge Warrants") to purchase an aggregate of 150,000 shares of common stock, par value $.01 per share ("Common Stock," such Common Stock as is issued upon exercise of the Bridge Warrants, together with the Bridge Notes and the Bridge Warrants, the "Securities"), as more specifically set forth below:

     (i) Fred Kayne agrees to purchase at the Closing, and the Company agrees to sell to such Investor at the Closing, $1,000,000 in aggregate principal amount of Bridge Notes and Bridge Warrants to purchase an aggregate of 50,000 shares of Common Stock.

     (ii) Richard Kayne agrees to purchase at the Closing, and the Company agrees to sell to such Investor at the Closing, $1,000,000 in aggregate principal amount of Bridge Notes and Bridge Warrants to purchase an aggregate of 50,000 shares of Common Stock.

     (iii) Palomar Ventures I, L.P. agrees to purchase at the Closing, and the Company agrees to sell to such Investor at the Closing, $180,000 in aggregate principal amount of Bridge Notes and Bridge Warrants to purchase an aggregate of 9,000 shares of Common Stock.

            Each of the Investors agrees to pay in cash by wire transfer of immediately available funds at Closing to the Company payment in full for the Securities so purchased by such Investor.
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 1.2 Closing.

     (a) The purchase and sale of the Securities shall take place at the offices of Milbank, Tweed, Hadley & McCloy LLP, Los Angeles, California, at 10 a.m., on April 18, 2000, or at such other time and place as the Company and Investors purchasing more than fifty percent (50%) of the aggregate principal amount of the Bridge Notes being sold under this Agreement shall mutually agree, either orally or in writing (which time and place are designated as the "Closing").

            Upon receipt of payment for the Securities at the Closing (in accordance with Section 1.1 above), the Company shall deliver to each Investor a Bridge Note (substantially in the form attached hereto as Exhibit A) in the aggregate principal amount purchased by such Investor and Bridge Warrants to purchase the aggregate number of shares of Common Stock purchased by such Investor.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

            The Company hereby represents and warrants to each Investor that as of the date of this Agreement, except as set forth on a Schedule of Exceptions furnished to each Investor and special counsel for the Investors, which exceptions shall be deemed to supplement and inform the representations and warranties contained in this Agreement as if made hereunder:

     2.1   Organization; Good Standing; Qualification.

            The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted, to execute and deliver this Agreement and the Bridge Notes, to issue and sell the Bridge Notes, to issue and sell the Bridge Warrants and the Common Stock issuable upon exercise thereof and to carry out the provisions of this Agreement. The Company has all requisite corporate power and authority to issue and sell the warrants (the "Contingent Warrants") exercisable if the Company were to default in its obligations under the Bridge Notes, and the Common Stock issuable upon exercise thereof after filing of an amendment to its certificate of incorporation to the extent required. The Company is duly qualified and is authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business, properties, prospects, or financial condition.

     2.2   Authorization.

            All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Bridge Notes, the performance of all obligations of the Company hereunder and thereunder at the Closing, and the authorization, issuance (or reservation for issuance), sale, and delivery of the Bridge Warrants being sold hereunder and the Common Stock issuable upon exercise thereof and the Contingent Warrants exercisable in the event of default under

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the Bridge Notes and the Common Stock issuable upon exercise  thereof,  has been taken or will be taken prior to the Closing or, in the case of the Common Stock issuable upon exercise of the Contingent Warrants, prior to their isuance, and this Agreement, the Bridge Warrants, Contingent Warrants and the Bridge Notes,
when  executed  and  delivered,   will  constitute  valid  and  legally  binding
obligations  of the Company,  enforceable  in accordance  with their  respective
terms   except   (i)  as   limited   by   applicable   bankruptcy,   insolvency,
reorganization,  moratorium,  and other  laws of general  application  affecting
creditors'  rights   generally,   (ii)  as  limited  by  laws  relating  to  the
availability of specific performance, injunctive relief, or other equitable remedies, and (iii) as to rights to indemnity and contribution that may be limited by applicable laws.

     2.3 Valid Issuance of Securities. The Bridge Notes that are being purchased by the Investor hereunder, when issued, sold, and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued. The Bridge Warrants that are being purchased by the Investor hereunder and Contingent Warrants exercisable in the event of default under the Bridge Notes, when issued, sold, and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the agreement representing the Bridge Warrants and the agreement representing the Contingent Warrants, respectively, and under applicable state and federal securities laws. The Common Stock issuable upon exercise of the Bridge Warrants and Contingent Warrants has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Bridge Warrants and Contingent Warrants (and in the case of the Contingent Warrants upon filing of an amendment to the Company's certificate of incorporation if necessary), respectively, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.Governmental Consents.

     2.4 Governmental Consents. No consent, approval, qualification, order or authorization of, or filing with, any local, state, or federal governmental authority is required on the part of the Company in connection with the Company's execution, delivery, or performance by it of its obligations under this Agreement, the offer, sale or issuance of the Bridge Notes by the Company, the offer, sale or issuance of the Bridge Warrants by the Company, the sale or issuance of the Contingent Warrants by the Company or the issuance of Common Stock upon exercise of the Bridge Warrants or the Contingent Warrants, respectively, except (i) such filings as have been made prior to the Closing, any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), or such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefore, (ii) such consents, approvals, qualifications, orders or authorizations that the if not obtained could not reasonably be expected to have a material adverse effect on the Company and (iii) in the case of the Contingent Warrants, filing of an amendment with the Secretary of State of the State of Delaware increasing the number of authorized shares of Common Stock of the Company if more than 8,248,500 shares of Common Stock may be received upon exercise of the Contingent Warrants.

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

     2.5 Capitalization and Voting Rights; Subsidiaries.

            The authorized capital of the Company consists, or will consist immediately prior to the Closing, of:

     (a) Preferred Stock. Five Million (5,000,000) shares of Preferred Stock, par value $.01, of which 3,333,333 shares have been designated Series A Preferred Stock, none of which are outstanding on the date of this Agreement.

     (b) Common Stock. Twenty Million (20,000,000) shares of Common Stock, of which 9,100,000 shares are issued and outstanding on the date of this Agreement.

     (c) The outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act and any relevant state securities laws or pursuant to valid exemptions therefrom.

            Except for (i) the exercise privileges of the Bridge Warrants and Contingent Warrants (to the extent exercisable), and (ii) the rights provided in the Investors' Rights Agreement, dated July 9, 1999 between the Company and the investors listed therein (the "Investors' Rights Agreement"), (iii) 1,822,500 options to purchase shares of the Company's Common Stock granted under the RightStart.com 1999 Stock Option Plan (the "Option Plan"), (iv) 182,000 shares of Common Stock issuable upon exercise of the warrants issued to CEA Montgomery Media L.L.C. and its affiliates, (v) 165,000 shares of Common Stock issuable upon exercise of the warrant issued to Sierra Ventures VII, L.P. and its affiliates and (vi) 136,500 shares of Common Stock issuable upon exercise of the warrants issued to Oxygen Media LLC and its affiliates, there are no outstanding options, warrants, rights (including conversion or preeemptive rights and rights of first refusal), proxy or stockholder agreements or agreements of any kind for the purchase or acquisition from the Company of any of its securities. In addition, the Company has reserved an additional 195,000 shares of its Common Stock for issuance upon exercise of options to be granted after the date hereof under the Option Plan. The Company is not a party or subject to any agreement that affects or relates to the voting or giving of written consents with respect to any security or the voting by a director of the Company except under the agreements set forth on Schedule 2.7 to the Schedule of Exceptions.

            The Company does not own or control, directly or indirectly, any interest in any other corporation, partnership, limited liability company, association, or other business entity. The Company currently is not a participant in any joint venture, partnership, or similar arrangement (other than the transaction set forth in this Agreement).

     2.6  Contracts and Other Commitments.

            The Company does not have and is not bound by any material contract, agreement, lease, commitment, or proposed transaction, judgment, order, writ or decree, written or oral, absolute or contingent, other than those that have been entered into in the ordinary course of business or are set forth on Schedule 2.6 of the Schedule of Exceptions.

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

     2.7   Related-Party Transactions.

            No employee, officer, stockholder or director of the Company or member of his or her immediately family is indebted to the Company, nor is the Company indebted or committed to make loans, or other payments, or extend or guarantee credit to any of them, other than (i) indebtedness or commitments in an amount less than $10,000 (ii) for payment of salary for services rendered,
(iii)  reimbursement for reasonable  expenses incurred on behalf of the Company,
(iv) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company), (v) pursuant to the terms of a Management Services Agreement dated July 9, 1999 between The Right Start, Inc. ("TRS") and the Company (the "Management Services Agreement"), (vi) pursuant to the terms of an Intellectual Property Agreement dated July 9, 1999 between TRS and the Company (the "Intellectual Property Agreement"), and (vii) those additional agreements set forth on Schedule 2.6 of the Schedule of Exceptions.

     2.8   Registration Rights.

            Except as granted to Investors in connection with the transactions contemplated by this Agreement, the Bridge Warrants and Contingent Warrants (to the extent exercisable), the Subscription Agreement between the Company and Oxygen Media, LLC, dated as of December 30, 1999 (the "Oxygen Subscription Agreement") and the Investors' Rights Agreement and the other agreements set for on Schedule 2.7 to the Schedule of Exceptions, the Company is presently not under any obligation to file any registration statement under the Securities Act relating to any outstanding securities of the Company or to have any outstanding securities of the Company included in any registration statement filed or to be filed under the Securities Act.

     2.9   Permits.

            The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted and as currently proposed to be conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company. To its knowledge, Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

     2.10 Compliance With Other Instruments.

            The Company is not in violation or default (i) in any material respect of any provision of its Certificate of Incorporation, as amended through the date hereof (the "Certificate of Incorporation") or Bylaws, (ii) in any material respect of any provision of any material agreement, instrument, or contract to which it is a party or by which it is bound, or (iii) to the best of its knowledge, of any federal or state judgment, order, writ, decree, statute, rule, regulation or restriction applicable to the Company, the violation of which would have a material adverse effect on the Company. The execution, delivery, and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby, will not result in any such violation or constitute, with or without the passage of time or giving of notice, either a

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material  default  under any such  provision  or an event  that  results  in the creation of any material lien, charge, or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties.

     2.11  Litigation.

            There is no litigation or governmental proceeding or investigation pending or, to the best of the knowledge of the Company, threatened by or against the Company which, individually or in the aggregate, could reasonably be expected to have a material adverse effect on the Company. Neither the Company, nor, to the best knowledge of the Company, any officer of the Company, is in default with respect to any material order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency affecting the Company.

     2.12  Securities Act.

            Subject to the truth and accuracy of the Investor's representations set forth in this Agreement, the offer, sale and issuance of the Securities as set forth in this Agreement are exempt from the registration requirements of the Securities Act.

     2.13 Title to Property and Assets; Leases.

            Except for (i) liens for current taxes not yet delinquent, (ii) liens imposed by law and incurred in the ordinary course of business for obligations not past due to carriers, warehousemen, laborers, customs agents, materialmen and the like, (iii) liens in respect of pledges or deposits under workers' compensation laws or similar legislation or (iv) minor defects in title, none of which, individually or in the aggregate, materially interferes with the use of such property, the Company has good and marketable title to such of its fixed assets as are real property, and good and merchantable title to all of its other assets, free of any mortgages, pledges, charges, claims, liens, security interests or other encumbrances, except as could not reasonably be expected to have a material adverse effect on the Company. The Company enjoys peaceful and undisturbed possession under all leases under which it is the lessee, and all said leases are valid and subsisting and in full force and effect, subject to clauses (i)-(iv) above, and except as would not have a material adverse effect on the Company.

     2.14  Guarantees; Accounting Systems.

            The Company is not a guarantor or indemnitor of any indebtedness of any other firm, person or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

     2.15  Patents and Trademarks.

            To the best of its knowledge, the Company owns or has a valid right to use the patents, patent rights, licenses, permits, trade secrets, trademarks, trade names, franchises, copyrights, inventions and intellectual property rights

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(collectively,  "Intellectual  Property  Rights")  being  used  to  conduct  its business as now operated and as now proposed to be operated, except Intellectual Property Rights that could not reasonably be expected to have a material adverse effect on the Company; and to the best of the Company's knowledge, the conduct of its business as now operated and as now proposed to be operated does not and will not materially conflict with Intellectual Property Rights of others. The Company has not received any communications alleging that the Company has violated, or by conducting its business as proposed, would violate any of the Intellectual Property Rights of any other person or entity. The Company has no obligation to compensate any person for the use of any Intellectual Property Rights, except as required pursuant to the terms of the Intellectual Property Agreement, the agreement(s) between TRS and Guidance Solutions, Inc. regarding the development of the Company's web site and pursuant to business development or affiliation agreements. The Company has not granted to any person any license or right to use any Intellectual Property Rights of the Company except as
required  by  the  terms  of  the  Intellectual   Property   Agreement  and  the
agreement(s) between TRS and Guidance Solutions, Inc. regarding the development of the Company's web site and pursuant to business development or affiliation agreements.

     2.16 Employees; Employee Compensation.

            To the best of the Company's knowledge, there is no strike, labor dispute or union organization activities pending or threatened between it and its employees. None of the Company's employees belongs to any union or collective bargaining unit. There are no unfair labor practice charges, pending trials with respect to unfair labor practice charges, pending material grievance proceedings or adverse decisions of a Trial Examiner of the National Labor Relations Board against the Company. The Company is not a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation agreement other than the Company's 1999 Stock Option Plan. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company. To the best knowledge of the Company, relations with employees of the Company are good.

     2.17 Taxes.

            The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be treated as an S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, nor has it made any other elections pursuant to the Code (other than elections that related solely to methods of accounting, depreciation, or amortization) that would have a material adverse effect on the business, properties, prospects, or financial condition of the Company. The Company has never had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge.

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     2.18 Insurance.

            The Company carries or is covered by insurance covering its properties and business adequate and customary for the type and scope of the properties and business. The Company's present insurance coverage is as set forth on Exhibit D.

     2.19 Environmental Compliance.

            To the best of its knowledge, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

     2.20 Books and Records.

            The books of account, ledgers, order books, records and documents of the Company accurately reflect all material information relating to the business of the Company, the nature, acquisition, maintenance, location and collection of the assets of the Company, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

     2.21  Finders.

            The Company has not entered into any agreements for which the Company, its officers, directors, or the Investor will be liable for finders fees relating to the transactions set forth in this Agreement.

     2.22  Investment Company.

            The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or the regulations promulgated thereunder.

3.    REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.

            Each Investor hereby represents and warrants to the Company, separately and not jointly, that:

     3.1   Authorization.

            The Investor has full power and authority to enter into this Agreement, and that this Agreement, when executed and delivered, will constitute a valid and legally binding obligation of the Investor.

     3.2   Purchase Entirely for Own Account.

            This Agreement is made with the Investor in reliance upon the Investor's representation to the Company, which by its execution of this

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Agreement the Investor hereby  confirms,  that the Securities to be purchased by the Investor will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

     3.3 Reliance Upon Investors' Representations.

            The Investor understands that the Securities are not (and in the case of Common Stock issuable upon exercise of the Bridge Warrants and Contingent Warrants respectively, will not be) registered under the Securities Act on grounds that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Investors' representations set forth herein. The Investor realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Investor has in mind merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Investor has no such intention.

     3.4   Receipt of Information.

            The Investor believes that it has received all the information the Investor considers necessary or appropriate for deciding whether to purchase the Securities. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects, and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to the Investor or to which it had access.

     3.5 Investment Experience.

            The Investor represents that it is experienced in evaluating and investing in private placement transactions of securities of companies in a similar stage of development as the Company and acknowledges that it is able to fend for itself, can bear the economic risk of the Investor's investment, and has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the investment in the Securities. The Investor also represents that it has not been organized for the purpose of acquiring the Securities.

     3.6   Accredited Investor.

         (a)   The term "Accredited Investor" as used herein refers to:

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          (i) A person or entity who is a director or  executive  officer of the
     Company;

          (ii) Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in
     Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited Investors;

          (iii) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

          (iv) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

          (v) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of the purchase exceeds $1,000,000;

          (vi) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation or reaching the same income level in the current year;

          (vii) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment; or

          (viii) Any entity in which all of the equity owners are accredited Investors.

            As used in this Paragraph 3.6(a), the term "net worth" means the excess of total assets over total liabilities. For the purpose of determining a person's net worth, the principal residence owned by an individual should be valued at fair market value, including the cost of improvements, net of current encumbrances. As used in this Paragraph 3.6(a), "income" means actual economic income, which may differ from adjusted gross income for income tax purposes. Accordingly, the Investor should consider whether it should add any or all of the following items to the Investor's gross income for income tax purposes in order to reflect more accurately the Investor's actual economic income: any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, and alimony payments.

     (b) The Investor further represents to the Company that, except as otherwise disclosed to the Company in writing prior to the Investor's execution hereof, it is an Accredited Investor.

     3.7 Restricted Securities

            The Investor understands that the Securities may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the Securities Act, the Securities must be held indefinitely.

     3.8 Legends.

            To  the  extent  applicable,  each  certificate  or  other  document
evidencing   any  of  the   Securities   shall  be  endorsed  with  the  legends
substantially  in the form set forth below:

       (a) The following  legend under the Securities Act:

            "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED

       (b)   Any   legend  imposed  or  required  by  the  Company's  Bylaws  or applicable state securities laws.

4.  CONDITIONS OF INVESTORS' OBLIGATIONS AT CLOSING.

            The obligations of the Investors under subparagraph 1.1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Investor that does not consent in writing thereto:

      4.1  Representations and Warranties.

            The  representations  and  warranties  of the Company  contained  in
Section 2 shall be true on and as of the date of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

       4.2  Performance.

            The Company shall have performed and complied with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

        4.3  Qualifications.

            All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall have been duly obtained and effective as of the Closing.

      4.4  Proceedings and Documents.

            All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investors' counsel.

             4.5  Other Agreements and Filings.

            The Company shall have executed and delivered the Bridge Warrants substantially in the form attached hereto as Exhibit B-1, Contingent Warrants substantially in the form attached hereto as Exhibit B-2 and the Security Agreement substantially in the form attached hereto as Exhibit C. The Company shall have filed UCC-1 financing statements with the Secretary of State of California, the Secretary of the Commonwealth of Pennsylvania and the Prothonotary of the Cumberland County Pennsylvania.

5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING.

            The obligations of the Company to the Investors under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions by each of the Investors:

      5.1  Representations and Warranties.

            The representations and warranties of each of the Investors contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

      5.2  Qualifications.

            All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state or the approval or authorization of any other entity that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall have been duly obtained and effective as of the Closing.



6.  REGISTRATION RIGHTS.


       6.1 Demand Registration. If the Company shall receive at any time after its initial firm-commitment public offering (so long as such request is not within 180 days after the effective date of a registration statement filed by the Company covering an underwritten offering of an of its securities to the public) a written request from holders ("Holders") of shares of Common Stock issued or to be issued upon exercise of any Bridge Warrants or Contingent Warrants (if such Contingent Warrants are exercisable), respectively ("Warrant Stock") holding at least 666,667 shares of Common Stock, that the Company file a registration statement for its Common Stock, then the Company shall use commercially reasonable efforts to effect such registration, on Form S-3 or successor form replacing Form S-3, if practicable, as would permit or facilitate the sale and distribution of all or such portion of such Warrant Stock as is specified in such request. For purposes of this Agreement, the term "Restricted Securities" shall mean all Bridge Warrants, Contingent Warrants (to the extent exercisable) and Warrant Stock that bear the restrictive legend set forth in
Section 9.3 of the Bridge Warrants and Contingent Warrants, respectively.

            If the managing underwriter for the respective offering, if any, advises the Company in writing that the inclusion in such registration of some or all of the Warrant Stock sought to be registered by the Holder or Holders in its opinion will cause the proceeds or the price per unit the Company or the requesting or demanding holder of securities will derive from such registration to be reduced or that the number of securities to be registered at the instance of the Company or such requesting or demanding holder plus the number of securities sought to be registered by the Holders is too large a number to be reasonably sold, the number of securities sought to be registered for each Holder shall be reduced pro rata, in proportion to the number of securities sought to be registered by all Holders, to the extent necessary to reduce the number of securities to be registered to the number recommended by the managing underwriter (the "Recommended Number"), subject at all times to those registration rights granted to certain holders of the Company's securities set forth in the Investors' Rights Agreement, the Oxygen Subscription Agreement and the Registration Rights Agreement dated October 30, 1999 between the Company and Guidance Solutions, Inc. (the "Guidance Registration Rights Agreement").


      6.2 Incidental Registration. If the Company at any time proposes to register any of its securities under the Securities Act on Form S-1, S-2 or S-3 or the equivalent (otherwise than to register debt securities under Form S-3, or any comparable successor form), whether of its own accord or at the request of any holder or holders of such securities, it will each such time give written notice to all holders of outstanding Restricted Securities of its intention so to do.

            Upon the written request of a holder or holders of any such Restricted Securities given within 30 days after receipt of any such notice, the Company will use commercially reasonable efforts to cause all Warrant Stock, the holder or holders of which shall have so requested registration thereof, to be registered under the Securities Act pursuant to such registration statement, all to the extent requisite to permit the sale or other disposition (in accordance with the intended methods thereof as aforesaid) by the prospective Holder or Holders of the Warrant Stock so registered.

            If the managing underwriter for the respective offering, if any, advises the Company in writing that the inclusion in such registration of some or all of the Warrant Stock sought to be registered by the Holder or Holders in its opinion will cause the proceeds or the price per unit the Company or the requesting or demanding holder of securities will derive from such registration to be reduced or that the number of securities to be registered at the instance of the Company or such requesting or demanding holder plus the number of securities sought to be registered by the Holders is too large a number to be reasonably sold, the number of securities sought to be registered for each Holder shall be reduced pro rata, in proportion to the number of securities sought to be registered by all Holders, to the extent necessary to reduce the number of securities to be registered to the Recommended Number, subject at all times to those registration rights granted to certain holders of the Company's securities set forth in the Investors' Rights Agreement, the Oxygen Subscription Agreement and the Guidance Registration Rights Agreement.

      6.3   Registration Procedures.

                  (i) If and whenever the Company is required by the provisions of this Section 6 to use commercially reasonable efforts to effect the registration of any of the Warrant Stock under the Securities Act, the Company will (except as otherwise provided in this Agreement), as expeditiously as possible,

                  (A) cooperate with any underwriters for, and the Holders of, such Warrant Stock, and will enter into a usual and customary underwriting agreement with respect thereto (provided that the Company shall not be required to enter into more than two such underwriting agreements (one for a domestic offering and one for an international offering) in connection with any such registration) and take all such other reasonable actions as are necessary or advisable to permit, expedite and facilitate the disposition of such Warrant Stock in the manner contemplated by the related registration statement, in each case to the same extent as if all the securities then being offered were for the account of the Company, and the Company will provide to any Holder of Restricted Securities, any underwriter participating in any distribution thereof pursuant to a registration statement, and any attorney, accountant or other agent retained by any Holder or underwriter, reasonable access to appropriate Company officers and employees to answer questions and to supply information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (B) furnish or cause to be furnished to each Holder of Warrant Stock covered by such registration statement, addressed to such Holders, a copy of the opinion of counsel for the Company, and a copy of the "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, delivered on the closing date to the underwriters of such Warrant Stock;

                  (C) prepare and file with the Commission a registration statement with respect to such securities and use commercially reasonable efforts to cause such registration statement to become and remain effective; and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder or Holders of such securities shall desire to sell or otherwise dispose of the same; provided that no such registration statement will be filed by the Company until counsel for the Holders of securities included therein shall have had a reasonable opportunity to review the same and to exercise their rights under clause (A) above with respect thereto and no amendment to any such registration statement naming such Holders as selling shareholders shall be filed with the Commission until such Holders shall have had at least seven days to review such registration statement as originally filed and theretofore amended and to exercise their rights under clause (A) above;

                  (D) furnish to each Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Holder;

                  (E) use commercially reasonable efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each Holder shall request, and do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service;

                  (F) in the event of the issuance of any stop order suspending the effectiveness of any registration statement or of any order suspending or preventing the use of any prospectus or suspending the qualification of any Warrant Stock for sale in any jurisdiction, use commercially reasonable efforts promptly to obtain its withdrawal;

                  (G) in the event any prospectus used in connection with the distribution of Warrant Stock registered under the Securities Act pursuant to the provisions of this Section 6 is discovered to contain any untrue statement of any material fact or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, promptly provide each Holder that shall have requested registration of Warrant Stock with amended prospectuses correcting such statements;

                  (H) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission; and

                  (I) list such securities on any securities exchange on which any stock of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange; provided, however, that notwithstanding any other provision of this Section 6, the Company shall not be required to maintain the effectiveness of any registration statement for a period in excess of one year. From time to time after a transfer of Bridge Warrants, Contingent Warrants or Warrant Stock pursuant to a registration statement, the Company will file all reports required to be filed by it under the Securities Act, the Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as any Holder or Holders of Warrant Stock may reasonably request, all to the extent required to enable such Holders to sell Warrant Stock pursuant to such laws and regulations thereunder.

                  (ii) In connection with the registration of Restricted Securities under the Securities Act pursuant to the provisions of this Section 6, each Holder of Restricted Securities requesting such registration will (except as otherwise provided in this Agreement), as expeditiously as possible,

                  (A) in the event of the issuance of any stop order suspending the effectiveness of any registration statement or of any order suspending or preventing the use of any prospectus or suspending the qualification of any Restricted Securities for sale in any jurisdiction, use its best efforts promptly to discontinue the disposition of such Restricted Securities owned by such Holder in such jurisdiction until such order has been withdrawn; and

                  (B) in the event any prospectus used in connection with the distribution of Restricted Securities registered under the Securities Act pursuant to the provisions of this Section 6 is discovered to contain any untrue statement of any material fact or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, use its best efforts promptly to discontinue the disposition of such Restricted Securities owned by such Holder until amended prospectuses correcting such statements have been provided to such Holder.

       6.4 Expenses; Limitations on Registration. All expenses incident to the Company's performance of its obligations in connection with any registration of the Holders' Warrant Stock under this Agreement including, without limitation, printing expenses, fees and disbursements of counsel for the Company, fees of the National Association of Securities Dealers, Inc. in connection with its review of any offering contemplated in any registration statement and expenses of any special audits to which the Company shall agree or which shall be necessary to comply with governmental requirements in connection with any such registration shall be paid by the Company. In addition, the Company shall pay
(i) all registration and filing fees for the Holders' Warrant Stock under federal and state securities laws, and (ii) expenses of registering or qualifying under or complying with the securities or blue sky laws of any jurisdictions. Notwithstanding the foregoing, in the event a Holder withdraws its request for registration of Warrant Stock other than by reason of (1) the Company's failure to perform its obligations in connection with such registration, (2) the failure to be timely satisfied of any closing condition contained in any underwriting agreement entered into in connection with such registration and not within the control of such Holder, (3) the termination of such underwriting agreement by the underwriters party thereto other than by reason of the failure on the part of such Holder to perform its obligations thereunder, or (4) the occurrence of any change that may materially adversely affect the selling price or marketability of the Warrant Stock for which registration was requested, including, without limitation, (A) any material adverse change in the business, business prospects, properties, condition (financial or otherwise) or operations of the Company, (B) the suspension of trading in the Common Stock by the Commission or any national securities exchange or automated quotation system or trading in securities generally on the New York Stock Exchange or the establishment of limited or minimum prices on any such national exchange or quotation system, (C) the declaration of any banking moratorium by Federal, New York or California State authorities, or (D) the occurrence of any outbreak or escalation of hostilities, the declaration by the United States of any national emergency or war or the occurrence of any other calamity or crisis the effect of which on financial markets is such as to make it impracticable to proceed with the offering of the Warrant Stock, then such Holder shall bear such expenses. In addition, under all circumstances, each Holder shall pay one hundred percent (100%) of the gross underwriting spread or fees with respect to such Holder's Warrant Stock covered by any registration pursuant to this Section 6.

            It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 6 in respect of the securities which are to be registered at the request of any prospective Holder that such prospective Holder shall furnish to the Company such information regarding such Holder and the securities held by such Holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

            The Holders of Bridge Warrants and Warrant Stock issued in connection therewith and the Holders of Contingent Warrants (to the extent exercisable) and Warrant Stock issued in connection therewith, respectively, shall be entitled to an aggregate of two effective demand registrations each pursuant to Section 6.1 and an unlimited number of registrations pursuant to requests made under Section 6.2; provided that any such registration request made by the requisite number of Holders which request shall be withdrawn (other than by reason of the Company's failure to perform its obligations hereunder or a material adverse change in its financial position or business) by the Holders of a majority in number of shares evidenced or covered by the Restricted Securities sought to be so registered, after the respective registration statement shall have become effective, shall be treated as an "effective" registration for purposes of this Agreement.

      6.5  Indemnification.

            (i) In the event of any registration of any Warrant Stock under the Securities Act pursuant to this Section 6, the Company shall indemnify and hold harmless the Holder of such Warrant Stock and any underwriter thereof, and their respective directors and officers, and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act ("Controlling Person"), against any losses, claims, damages or liabilities, joint or several, to which such Holder or underwriter or any such director or officer or Controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) that arise out of or are based upon (A) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, or in any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (B) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Holder or such director, officer or Controlling Person for any legal or any other expenses reasonably incurred by such Holder or such director, officer or Controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use therein. The indemnity provided in this subsection shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or such director, officer or Controlling Person, and shall survive the transfer of such securities by such Holder.

            (ii) Each Holder of any Restricted Securities shall, by acceptance thereof, severally and not jointly, indemnify and hold harmless the Company and any underwriter of such Restricted Securities and their respective directors and officers and each other Person, if any, who controls the Company or such underwriter (within the meaning of the Securities Act) against any losses, claims, expenses, damages or liabilities, joint or several, to which the Company or such underwriter or any such director or officer or any such Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) that arise out of or are based upon (A) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which Restricted Securities were registered under the Securities Act, or in any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (B) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such alleged untrue statement or alleged omission was contained (or should have been contained) in written information furnished to the Company by such Holder specifically for use therein, and shall reimburse the Company or such director, officer or other Person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action.

            (iii)  Indemnification  similar to that specified in clauses (i) and
(ii) of this Section 6.5 shall be given by the Company and each Holder of any Warrant Stock (with such modifications as shall be appropriate) to each other and to any underwriter with respect to any required registration or other qualification of any Warrant Stock under any federal or state law or regulation of governmental authority other than the Securities Act. The indemnity and expense reimbursements obligations of the Company under clauses (i) and (ii) of this Section 6(e) shall be in addition to any liability the Company may otherwise have.

            (iv) Each Person (an "Indemnitor") who under the preceding provisions of this Section 6.5 agrees to indemnify another Person (the "Indemnitee") shall have the right, subject to the provisions hereto, to designate counsel (acceptable to the Indemnitee) to defend any case or proceeding against the Indemnitee arising in respect of any claim of liability for which such indemnification may be claimed, to the end that duplication of legal expense may be minimized; provided that, if the Indemnitee notifies the Indemnitor that the former has been advised by its counsel that any single counsel in such case or proceeding would have a conflict of interest in representing both the Indemnitor and the Indemnitee, the Indemnitee may designate its own counsel in such case or proceeding and, to the extent so provided above in this Section 6.5, shall be entitled to be reimbursed by Indemnitor for its legal expenses reasonably incurred in connection with defending itself in such case or proceeding.

7.  MISCELLANEOUS.

      7.1  Entire Agreement.

            This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

      7.2  Survival of Warranties.

            The warranties, representations, and covenants of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

      7.3  Successors and Assigns.

            The  parties  to this  Agreement  may not assign or  transfer  their rights or obligations under this Agreement without the prior written consent of the other parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

      7.4  Governing Law.

            This Agreement shall be governed by and construed under the laws of the State of New York (excluding the choice of law provisions thereof).

      7.5  Counterparts.

            This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      7.6  Titles and Subtitles.

            The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      7.7  Notices.

            Unless otherwise provided, all notices and other communications required or permitted under this Agreement shall be in writing and shall be sent by facsimile or delivered personally by hand or by a nationally recognized courier addressed to the party to be notified at the address or facsimile number indicated for such person on the signature page hereof, or at such other address or facsimile number as such party may designate by ten (10) days' advance written notice to the other parties hereto. All such notices and other written communications shall be effective at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a facsimile) the answer-back being deemed conclusive (but not exclusive) evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

      7.8  Finder's Fees.

            The Investors agree to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the cost and expenses of defending against such liability or asserted liability) for which the Investors or any of their officers, partners, employees, or representatives is responsible.

            The Company agrees to indemnify and hold harmless the Investors from any liability for any commission or compensation in the nature of a finder's fee

(and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees, or representatives is responsible.

      7.9  Expenses.

            The Company and each of the Investors shall pay all their own costs and expenses (including attorneys' fees and expenses) in connection with the preparation, execution and delivery of this Agreement and other documents to be delivered hereunder.

      7.10  Amendments and Waivers.

            Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of more than fifty percent (50%) of the aggregate outstanding principal amount of the Bridge Notes. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted), each future holder of all such securities, and the Company.

      7.11  California Corporate Securities Law.

            THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

      7.12  Effect of Amendment or Waiver.

            The Investors acknowledge that by the operation of Section 7.10 hereof the holders of more than fifty percent (50%) of the aggregate outstanding principal amount of the Bridge Notes will have the right and power to diminish or eliminate all rights of an Investor under this Agreement.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.
                                    RIGHTSTART.COM INC.


                                    By /S/ Jerry R. Welch
                                           Jerry R. Welch
                                           President and Chief Executive Officer

                                    Address: RightStart.com Inc.
                                             5388 Sterling Center Drive, Unit C
                                             Westlake Village, California
                                             91361
                                    Facsimile: 818.707.7132


                                        /s/ Fred Kayne
                                    ___________________________________
                                            Fred Kayne

                                    Address: c/o Fortune Financial
                                          1800 Avenue of the Stars, Ste. 1112
                                          Los Angeles, California 90067
                                    Facsimile: 310.551.3077

                                        /s/ Richard Kayne
                                    ___________________________________
                                            Richard Kayne

                                    Address: c/o Kayne Anderson
                                          1800 Avenue of the Stars
                                          Los Angeles, California 90067
                                    Facsimile: 310.284.6490

                                    PALOMAR VENTURES I, L.P.

                                     By: /s/ Jim Gauer
                                     Name:   Jim Gauer
                                     Title:  General Partner

                                    Address: 100 Wilshire Boulevard, Ste. 400
                                             Santa Monica, California 90401
                                    Facsimile: 310.656.4150

      Secured Bridge Note and Warrant Purchase Agreement Signature Page

                                    PART TWO

                             Schedule of Exceptions

          1.  Exception  to  Paragraph  2.1.  The  Company has  qualified  to do
          business  in  the  State   of  California   and   the Commonwealth  of
          Pennsylvania

          2. Exception to Paragraph 2.6.


Management Services Agreement dated July 9, 1999 between TRS and the Company Intellectual Property Agreement dated July 9, 1999 between TRS and the Company Series A Preferred Stock Purchase Agreement dated July 9, 1999
Investors' Rights Agreement dated July 9, 1999 among the Company, Sierra Ventures VII, L.P., Sierra Ventures Associates VII, L.L.C., Ajit Shah, Robert Simon and Palomar Ventures I, L.P.
Directors' Indemnification Agreements
1999 RightStart.com Stock Option Plan
Subscription  Agreement  dated July 9, 1999 between the Company and
Jonathan Davidson Subscription Agreement dated July 9, 1999 between the Company and Jonathan Davidson
Subscription Agreement dated July 9, 1999 between the Company and James W. Montgomery
Subscription Agreement dated July 9, 1999 between the Company and Kim Enterprises, L.L.C.
Subscription   Agreement  dated  July 9, 1999  between  the  Company and Michael
Holton
Subscription Agreement dated July 9, 1999 between the Company and David P. Michaels
Subscription  Agreement  dated  July 9, 1999 between  the  Company  and David A.
Burns
Term Sheet  dated  October 28,  1999 among the  Company,  TRS and Oxygen  Media,
LLC
Subscription Agreement dated December 30, 1999 between the Company and Oxygen Media, LLC
Services Agreement dated February 15, 1999 between TRS and Guidance Solutions Stock Grant Agreement dated October 30, 1999 between TRS, the Company and Guidance Solutions
Registration Rights Agreement dated October 30, 1999 between the Company and Guidance Solutions
Side Letter Agreement dated October 30, 1999 between TRS and Guidance Solutions

          3. Exception to Paragraph 2.8.

             Intercompany  payables  due to TRS  in connection  with   inventory
          purchases,  invoices  paid   by  TRS  on  behalf of  the  Company  and
          charges back for services provided by TRS to the Company.